SUPPLEMENT DATED OCTOBER 9, 2006 TO THE PACIFIC FUNDS

CLASS A, B, AND C SHARES AND CLASS R SHARES PROSPECTUSES,
BOTH DATED JULY 1, 2006, AS SUPPLEMENTED

This supplement changes the Pacific Funds Class A, B, and C Shares prospectus dated July 1, 2006, as supplemented (Class A, B, and C Shares prospectus), and the Pacific Funds Class R Shares prospectus dated July 1, 2006, as supplemented (Class R Shares prospectus), (together the “prospectuses”). This supplement must be preceded or accompanied by the applicable Pacific Funds prospectus. Remember to review the applicable prospectus for other important information.

All of the changes described herein apply to all Pacific Funds’ investors, including 529 plan account owners.

Class A fee reduction

Effective January 1, 2007, the Class A shares distribution/service plan fee will be reduced from 0.50% to a 0.25% service fee.

Pacific Funds name change

Pacific Funds will be changing its name to Pacific Life Funds, effective January 1, 2007. In addition, the name of each individual fund will be changing by replacing PF with PL and removing the name of the applicable adviser or sub-adviser. The name of each Portfolio Optimization Fund will be changing as follows:

Current Fund Name	New Fund Name

PF Portfolio Optimization Model A	PL Portfolio Optimization Conservative
PF Portfolio Optimization Model B	PL Portfolio Optimization Moderate- Conservative
PF Portfolio Optimization Model C	PL Portfolio Optimization Moderate
PF Portfolio Optimization Model D	PL Portfolio Optimization Moderate- Aggressive
PF Portfolio Optimization Model E	PL Portfolio Optimization Aggressive

Individual funds closed to new investors

Effective January 1, 2007, all classes of the individual funds, with the exception of the Money Market Fund, will close to new investors. Investors who own shares of a particular individual fund as of December 31, 2006 may continue to purchase additional shares of that fund after that date so long as the investor continues to own share(s) of that fund after December 31, 2006. Investors who own shares of any individual fund as of December 31, 2006 may exchange those shares for shares of any other fund they owned on December 31, 2006 so long as the investor continues to own share(s) of that fund after December 31, 2006. Investors who do not own shares of a particular individual fund on December 31, 2006 will not be permitted to acquire shares of such fund by purchase or exchange after December 31, 2006. The Portfolio Optimization Funds and the Money Market Fund will remain open to both existing and new investors for purchase or exchange.

Changes regarding Salomon Brothers Asset Management Inc (Salomon Brothers)

The manager of the PF Salomon Brothers Large-Cap Value Fund (the Fund) has changed to ClearBridge Advisors, LLC (ClearBridge). Due to a corporate reorganization, the investment management business of Citigroup Asset Management, which included Salomon Brothers Asset Management, Inc, combined into CAM North America, LLC (CAM NA), both wholly owned subsidiaries of Legg Mason, Inc. (Legg Mason). Salomon Brothers transferred the management agreement dated December 1, 2005 (Agreement), among Salomon Brothers, Pacific Funds and Pacific Life Insurance Company (Pacific Life) to CAM NA, effective October 1, 2006. This did not result in a change of actual control or management of the manager. CAM NA changed its name to ClearBridge after the transfer was completed.

In the Pacific Funds Class A, B, and C Shares prospectus, the information in the ABOUT THE MANAGERS — Salomon Brothers Asset Management, Inc section is replaced with the following:

ClearBridge Advisors, LLC — 399 Park Avenue, New York, New York 10022
ClearBridge Advisors, LLC (ClearBridge) is a recently-organized investment adviser that was formed to succeed the equity securities portfolio management business of Citigroup Asset Management (which included Salomon Brothers Asset Management, Inc), which was acquired by Legg Mason, Inc. (Legg Mason) in December 2005, and is a wholly-owned subsidiary of Legg Mason. Legg Mason is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $851 billion. As of June 30, 2006, ClearBridge’s assets under management were approximately $122 billion.

At a meeting held on September 19, 2006, Pacific Funds’ Board of Trustees, including a majority of independent trustees (the Board) considered and approved CAM NA as successor to Salomon Brothers and as the manager to the Fund, effective October 1, 2006. In approving the transfer of the Agreement from Salomon Brothers to CAM NA, the Board considered, among other things, that (i) no changes were expected in the personnel and day-to-day operations of the area responsible for management of the Fund, (ii) no changes were expected in the management of the Fund, (iii) no changes were expected in the advisory or management fee schedules, and (iv) Pacific Life, as investment adviser, recommended the transfer.

Effective December 1, 2006, all references throughout the prospectuses to Salomon Brothers Asset Management, Inc will be replaced with ClearBridge Advisors, LLC and the Fund name will change to PL Large-Cap Value Fund.

Federal tax benefits made permanent for 529 Plans

The federal income tax benefits for 529 plans were made permanent through the recent passage of the Pension Protection Act of 2006. In accordance with this change, the first paragraph of federal tax considerations within the 529 Plans section of the Class A, B, and C Shares prospectus is deleted.

Form No. PFSUP1006